Exhibit 99.2

BlackBerry Investor Relations Income Statement Summary

GAAP Income Statement (Three Months Ended)	Q1 FY19	Q2 FY19	Q3 FY19	Q4 FY19	FY19	Q1 FY20	Q2 FY20	Q3 FY20	Q4 FY20	FY20
IoT	$125	$137	$148	$144	$554	$135	$133	$145	$127	$540
BlackBerry Cylance	1	—	1	3	5	33	35	40	43	151
Licensing	63	56	68	99	286	72	71	77	108	328
Software and services	189	193	217	246	845	240	239	262	278	1,019
Other	24	17	9	9	59	7	5	5	4	21
Revenue	213	210	226	255	904	247	244	267	282	1,040
Cost of sales	52	49	56	49	206	70	68	69	70	277
Gross margin	161	161	170	206	698	177	176	198	212	763
Operating expenses
Research and development	61	51	55	52	219	71	62	66	60	259
Selling, marketing and administration	100	106	93	110	409	121	130	129	113	493
Amortization	37	35	33	31	136	49	48	49	48	194
Impairment of long-lived assets	—	—	—	—	—	—	2	3	5	10
Impairment of goodwill	—	—	—	—	—	—	—	—	22	22
Debentures fair value adjustment	28	(70)	(69)	(6)	(117)	(28)	(23)	(20)	5	(66)
Arbitration awards and settlements, net	—	—	—	(9)	(9)	—	—	—	—	—
Total operating expenses	226	122	112	178	638	213	219	227	253	912
Operating income (loss)	(65)	39	58	28	60	(36)	(43)	(29)	(41)	(149)
Investment income (loss), net	6	5	2	4	17	3	—	(1)	(1)	1
Income (loss) before income taxes	(59)	44	60	32	77	(33)	(43)	(30)	(42)	(148)
Provision for (recovery of) income taxes	1	1	1	(19)	(16)	2	1	2	(1)	4
Net income (loss)	$(60)	$43	$59	$51	$93	$(35)	$(44)	$(32)	$(41)	$(152)
Earnings (loss) per share
Basic earnings (loss) per share	$(0.11)	$0.08	$0.11	$0.09	$0.17	$(0.06)	$(0.08)	$(0.06)	$(0.07)	$(0.27)
Diluted earnings (loss) per share	$(0.11)	$(0.04)	$(0.01)	$0.08	$0.00	$(0.09)	$(0.10)	$(0.07)	$(0.07)	$(0.32)
Weighted-average number of common shares outstanding (000s)
Basic	536,964	537,299	540,406	547,272	540,477	551,845	552,343	554,585	556,668	553,861
Diluted	536,964	597,799	600,906	615,593	616,467	612,345	612,843	615,085	556.668	614,361

Non-GAAP Adjustments (Three Months Ended, Pre-Tax and After Tax)	Q1 FY19	Q2 FY19	Q3 FY19	Q4 FY19	FY19	Q1 FY20	Q2 FY20	Q3 FY20	Q4 FY20	FY20
Debentures fair value adjustment	28	(70)	(69)	(6)	(117)	(28)	(23)	(20)	5	(66)
Restructuring charges	4	3	1	3	11	1	1	7	1	10
Software deferred revenue acquired	4	4	2	2	12	20	17	13	9	59
Software deferred commission acquired	—	—	—	—	—	(5)	(4)	(4)	(3)	(16)
Stock compensation expense	18	21	15	14	68	17	14	15	17	63
Acquired intangibles amortization	22	22	20	18	82	35	36	35	35	141
Business acquisition and integration	1	(2)	5	8	12	1	2	—	1	4
Arbitration awards and settlements, net	—	—	—	(9)	(9)	—	—	—	—	—
Goodwill impairment charge	—	—	—	—	—	—	—	—	22	22
LLA impairment charge	—	—	—	—	—	—	2	3	5	10
Acquisition valuation allowance	—	—	—	(21)	(21)	(1)	—	—	—	(1)
Total Non-GAAP Adjustments	$77	$(22)	$(26)	$9	$38	$40	$45	$49	$92	$226

Non-GAAP Gross Profit	Q1 FY19	Q2 FY19	Q3 FY19	Q4 FY19	FY19	Q1 FY20	Q2 FY20	Q3 FY20	Q4 FY20	FY20
GAAP revenue	$213	$210	$226	$255	$904	$247	$244	$267	$282	$1,040
Software deferred revenue acquired	4	4	2	2	12	20	17	13	9	59
Non-GAAP revenue	217	214	228	257	916	267	261	280	291	1,099
Total cost of sales	52	49	56	49	206	70	68	69	70	277
Non-GAAP adjustments to cost of sales	(1)	(2)	(1)	(2)	(6)	(2)	(2)	(4)	(2)	(10)
Non-GAAP Gross Profit	$166	$167	$173	$210	$716	$199	$195	$215	$223	$832

Adjusted EBITDA	Q1 FY19	Q2 FY19	Q3 FY19	Q4 FY19	FY19	Q1 FY20	Q2 FY20	Q3 FY20	Q4 FY20	FY20
GAAP operating income (loss)	$(65)	$39	$58	$28	$60	$(36)	$(43)	$(29)	$(41)	$(149)
Non-GAAP adjustments to operating income (loss)	77	(22)	(26)	30	59	41	45	49	92	227
Non-GAAP operating income	12	17	32	58	119	5	2	20	51	78
Amortization	41	38	37	33	149	53	54	53	52	212
Acquired intangibles amortization	(22)	(22)	(20)	(18)	(82)	(35)	(36)	(35)	(35)	(141)
Adjusted EBITDA	$31	$33	$49	$73	$186	$23	$20	$38	$68	$149

Reconciliation from GAAP Net Income (Loss) to Non-GAAP Net Income and Non-GAAP Earnings per Share	Q1 FY19	Q2 FY19	Q3 FY19	Q4 FY19	FY19	Q1 FY20	Q2 FY20	Q3 FY20	Q4 FY20	FY20
GAAP net income (loss)	$(60)	$43	$59	$51	$93	$(35)	$(44)	$(32)	$(41)	$(152)
Total Non-GAAP adjustments (three months ended, after-tax)	77	(22)	(26)	9	38	40	45	49	92	226
Non-GAAP Net Income	$17	$21	$33	$60	$131	$5	$1	$17	$51	$74
Non-GAAP Earnings per Share	$0.03	$0.04	$0.06	$0.11	$0.24	$0.01	$0.00	$0.03	$0.09	$0.13
Shares outstanding for Non-GAAP earnings per share reconciliation	536,964	537,299	540,406	547,272	540,477	551,845	552,343	554,585	556.668	553,861

Non-GAAP revenue, non-GAAP income before income taxes, non-GAAP net income, non-GAAP gross profit, adjusted EBITDA and non-GAAP earnings per share do not have a standardized meaning prescribed by GAAP and thus are not comparable to similarly titled measures presented by other issuers. The Company believes that the presentation of these non-GAAP measures enables the Company and its shareholders to better assess the Company’s operating results relative to its operating results in prior periods and improves the comparability of the information presented. This non-GAAP information should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. You are encouraged to review the Company’s filings on SEDAR and EDGAR. The Company makes no commitment to update the information above subsequently.

BlackBerry Investor Relations Pre-Tax Restructuring Details

	Q1 FY19	Q2 FY19	Q3 FY19	Q4 FY19	FY19	Q1 FY20	Q2 FY20	Q3 FY20	Q4 FY20	FY20
Cost of sales	$—	$1	$—	$1	$2	$1	$1	$3	$—	$5
Research and development	2	—	—	—	2	—	—	—	—	—
Selling, marketing and administration	2	2	1	2	7	—	—	4	1	5
Total restructuring charges	$4	$3	$1	$3	$11	$1	$1	$7	$1	$10
BlackBerry Investor Relations Amortization of Intangibles and Property, Plant and Equipment Details

	Q1 FY19	Q2 FY19	Q3 FY19	Q4 FY19	FY19	Q1 FY20	Q2 FY20	Q3 FY20	Q4 FY20	FY20
Cost of sales amortization
Property, plant and equipment	$2	$1	$2	$1	$6	$1	$2	$1	$2	$6
Intangible assets	2	2	2	1	7	3	4	3	2	12
Total in cost of sales	4	3	4	2	13	4	6	4	4	18

Operating expenses amortization
Property, plant and equipment	3	3	4	4	14	5	4	5	4	18
Intangible assets	34	32	29	27	122	44	44	44	44	176
Total in operating expenses amortization	37	35	33	31	136	49	48	49	48	194

Total amortization
Property, plant and equipment	5	4	6	5	20	6	6	6	6	24
Intangible assets	36	34	31	28	129	47	48	47	46	188
Total amortization	$41	$38	$37	$33	$149	$53	$54	$53	$52	$212

The information above is supplied to provide meaningful supplemental information regarding the Company’s operating results because such information excludes amounts that are not necessarily related to its operating results. The Company believes that the presentation of these non-GAAP measures enables the Company and its shareholders to better assess the Company’s operating results relative to its operating results in prior periods and improves the comparability of the information presented. This non-GAAP information should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. You are encouraged to review the Company’s filings on SEDAR and EDGAR. The Company makes no commitment to update the information above subsequently.